                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                December 13, 1996
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                      CONTINENTAL MORTGAGE AND EQUITY TRUST
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                        0-10503                  94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)               (Commission              (IRS Employer
                                        File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------


                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

On December 13, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Oak Run Apartments in Pasadena, Texas for $3.8 million (1.7% of the Trust's assets at December 31, 1995). The seller of the property was Philip Edmundson, Trustee. The property was constructed in 1982 and consists of 160 units which were 96% occupied at the date of acquisition. The Trust paid $1.2 million in cash and obtained new mortgage financing for the remaining $2.6 million of the purchase price.

On December 27, 1996, the Trust purchased the Northpoint Central Office Building in Houston, Texas for $8.5 million (3.9% of the Trust's assets at December 31, 1995). The seller of the property was Alpha Northpoint Associates, L.P., a Texas limited partnership. The property was constructed in 1983 and consists of 176,043 square feet which were 90% occupied at the date of acquisition. The Trust paid $5.8 million in cash with the seller financing the remaining $2.7 million of the purchase price.

On December 31, 1996, the Trust purchased the 2626 Cole Office Building in Dallas, Texas for $8.7 million (4.0% of the Trust's assets at December 31,
1995). The seller of the property was Amerus Properties, Inc., an Iowa corporation. The property was constructed in 1986 and consists of 119,632 square feet which were 99% occupied at the date of acquisition. The Trust paid $2.2 million in cash and obtained new mortgage financing for the remaining $6.5 million of the purchase price.

These purchases combined with other property purchases the Trust has made in 1996 exceed 10% of the Trust's assets at December 31, 1995.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) It is impracticable to provide the required statement of operations for the property acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than February 11, 1997.

                          -------------------------

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                   CONTINENTAL MORTGAGE AND
                                   EQUITY TRUST



Date:    January 3, 1997           By:    /s/ Thomas A. Holland
     ------------------------         ---------------------------------
                                      Thomas A. Holland
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)





                                       2